UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2026, Addentax Group Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Yingxi Industrial Chain Investment Co., Ltd (“Yingxi”), a wholly owned subsidiary of the Company incorporated under the laws of Hong Kong, Riches Family Office Limited, a company incorporated under the laws of Hong Kong (the “Target”), Riches FO Holdings Limited (“Riches FO”), a company incorporated under the laws of Hong Kong and the sole shareholder of the Target, and Mr. Wu Rui, our Chief Operating Officer and the sole shareholder of Riches FO. Pursuant to the Share Exchange Agreement, Yingxi will acquire 41.67% of the issued and outstanding equity interests of the Target from Riches FO in exchange for the issuance by the Company of 33,500 shares of its common stock, par value $0.001 per share (the “Shares”) to Mr. Wu Rui (the “Transaction”).

The number of Shares to be issued in the Transaction was determined based on arm’s-length negotiations among the parties, taking into account, among other things, a valuation report dated May 13, 2026 prepared by Valtech Valuation Advisory Limited, which assessed the fair market value of Riches Elite Technology (Shenzhen) Co., Ltd., the Target’s wholly owned operating subsidiary and principal operating asset. The Transaction constitutes a related-party transaction. The audit committee and the board of directors of the Company approved the Transaction on May 15, 2026.

The Share Exchange Agreement contains customary representations, warranties and covenants of the parties, as well as closing conditions. The closing of the Transaction is subject to, among other things, the submission of a Listing of Additional Shares notification to Nasdaq and the satisfaction or waiver (to the extent permitted by applicable law) of customary closing conditions.

The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation S promulgated thereunder. Mr. Wu Rui is not a “U.S. person” (as defined in Regulation S) and the issuance of the Shares will be made in an offshore transaction.

The Shares will bear restrictive legends as required under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
10.1	Share Exchange Agreement dated May 15, 2026 by and among the Company, Yingxi Industrial Chain Investment Co., Ltd, Riches Family Office Limited, Riches FO Holdings Limited and Mr. Wu Rui
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: May 21, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer